Exhibit 10.1

SUBSCRIPTION NO.:     ____________________________
OFFEREE:              ____________________________

                         WORLD WASTE TECHNOLOGIES, INC.

                              --------------------

                              SUBSCRIPTION PACKAGE

                              --------------------

         $3,000,000 PRINCIPAL AMOUNT OF 10% SENIOR SECURED BRIDGE NOTES
                                       AND
                     300,000 COMMON STOCK PURCHASE WARRANTS

                          MINIMUM SUBSCRIPTION: $25,000

                              --------------------

                           CHADBOURN SECURITIES, INC.

                                 October 7, 2005

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                            SUBSCRIPTION INSTRUCTIONS

                             (PLEASE READ CAREFULLY)

      NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO THE CLOSING OF THE OFFERING. THE COMPANY AND THE PLACEMENT AGENT EACH RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT TO ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF SECURITIES SUBSCRIBED FOR BY SUCH PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MUST NOT BE RELIED UPON.

      World Waste Technologies, Inc., a California corporation (the "Company"), is hereby offering (the "Offering") up to $3.0 million aggregate principal amount of 10% Senior Secured Bridge Notes (the "Notes") and common stock purchase warrants (the "Warrants") exercisable for an aggregate of up to 300,000 shares of common stock (the "Common Stock"), of the Company at an exercise price of $0.01 per share. Each subscription must be for a minimum of $25,000 unless the Company and Chadbourn Securities, Inc., as placement agent (the "Placement Agent"), in their sole discretion, permit subscriptions for a lesser amount. The Offering may be increased by up to an additional $3.0 million if the Company elects to accept over-subscriptions.

I. This Subscription Booklet contains all of the materials necessary for you to purchase the Notes and Warrants (collectively, the "Securities"). This material is arranged in the following order:

      o     Confidential Private Placement Memorandum

      o     Subscription Agreement

      o     A. Subscription Package for an INDIVIDUAL investor

      o     B. Subscription Package for a TRUST investor

      o     C. Subscription Package for a PARTNERSHIP investor

      o     D. Subscription Package for a CORPORATE investor

      o     E. Subscription Package for a RETIREMENT PLAN investor

      Each Subscription Package contains:

      (1) a Questionnaire designed to enable you to demonstrate that you meet the minimum legal requirements under Federal and state securities laws to purchase the Securities; and

      (2) a Signature Page for the Questionnaire and the Subscription Agreement containing representations relating to your subscription.


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

II. After reading the Subscription Agreement, please turn to the appropriate Subscription Package (A, B, C, D, or E) and fill in all applicable information. You must complete and sign ALL of the documents in the appropriate section. This includes: (a) the Questionnaire, and (b) the Signature Page for the Questionnaire and the Subscription Agreement. Once you have completed the appropriate portions of the Subscription Booklet, please return the entire Subscription Booklet and any additional required documents (as described in the Questionnaire) to the Placement Agent at the address set forth below in Section IV.

III. The Purchase Price may be made by check or by wire transfer as provided below:

World Waste Technologies, Inc
      Account #5605 672 871
      Contact: Laird Cagan
               Chadbourn Securities, Inc.
               10600 N. De Anza Blvd., Suite 250
               Cupertino, CA  95014
               (408) 873-0400 x303

Wells Fargo Bank
      10260 De Anza Blvd., Cupertino, CA 95014
      ABA (Routing #) 121 000 248

      Checks should be made payable to World Waste Technologies, Inc. and forwarded together with the completed subscription documents to the Placement Agent.

IV. Send all completed documents together with the requisite payment to the Placement Agent at the following address:

                 Chadbourn Securities, Inc.
                 c/o CMCP
                 10600 N. DeAnza Blvd., Suite 250
                 Cupertino, California 95014
                 Attention: Laird Q. Cagan

      V. Questions regarding completion of subscription documents should be directed to Laird Q. Cagan at the above address, telephone: 408-517-3303.


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

PLEASE PRINT IN INK OR TYPE ALL INFORMATION

      FAILURE TO COMPLY WITH THE ABOVE INSTRUCTIONS WILL CONSTITUTE AN INVALID SUBSCRIPTION, WHICH, IF NOT CORRECTED, WILL RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF PURCHASERS WHOSE SUBSCRIPTION BOOKLETS WERE INITIALLY RECEIVED BY THE PLACEMENT AGENT AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY.


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

                                   DEFINITIVE
                             SUBSCRIPTION AGREEMENT

                    ----------------------------------------

                         WORLD WASTE TECHNOLOGIES, INC.

                    ----------------------------------------

To:   World Waste Technologies, Inc.

      This Subscription Agreement is made between World Waste Technologies, Inc., a California corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for 10% Senior Secured Bridge Notes (the "Notes") and common stock purchase warrants (the "Warrants") exercisable for shares of common stock (the "Common Stock"), of the Company, at an exercise price of $0.01 per share. This subscription is submitted to you in accordance with, and subject to, the terms and conditions described in this Subscription Agreement and the Confidential Private Placement Memorandum, dated October 7, 2005 (the "Memorandum"), and, together with this Subscription Agreement (the "Disclosure Materials"), provided to the undersigned.

      In consideration of the Company's agreement to sell the Notes and Warrants (collectively, the "Securities"), to the undersigned upon the terms and conditions summarized in the Memorandum, the undersigned agrees and represents as follows:

A.    SUBSCRIPTION.

      (1) The undersigned hereby irrevocably subscribes for, and agrees to purchase, the aggregate principal amount of Notes indicated on the signature page hereto at a purchase price equal to 100% of the principal amount thereof. The undersigned will also receive, for no additional consideration, a warrant to acquire up to that number of shares of common stock as equals 10% of the principal amount of notes being purchased. Upon execution and delivery hereof, the undersigned shall deliver to Chadbourn Securities, Inc. (the "Placement Agent") in accordance with the terms hereof either a check or evidence that a wire transfer has been made to it in accordance with this Subscription Agreement and the instructions hereto, in the full amount of the purchase price of the Securities for which the undersigned is subscribing or a check in such amount (the "Payment"). In the event that the undersigned shall elect to deliver the Payment in the form of a check, such check should have a notation thereon that such check relates to the World Waste Technologies, Inc. private placement.

      (2) The Payment (or, in the case of rejection of a portion of the undersigned's subscription, the part of the Payment relating to such rejected portion) will be returned promptly, without interest, if the undersigned's subscription is rejected in whole or in part. The Company and the Placement Agent will hold an initial closing of the Offering (the "Initial Closing") at such time as the Company and the Placement Agent may together determine with no requirement that a minimum number of Securities be sold thereat, and from time to time thereafter (each an "Additional Closing"). The Company and the Placement Agent expect to hold Additional Closings from time to time after the Initial Closing on the basis described herein. Upon receipt by the Company of the Payment for Securities to be purchased hereunder by subscribers whose subscriptions are accepted (each, a "Purchaser") at the Initial Closing or any Additional Closing (each a "Closing"), the subscriber for the Securities so purchased will be registered on the note and warrant registers of the Company as the record owner of the Securities so purchased and the Company shall deliver to the Purchaser: (i) an executed Security Agreement in the Form included in the Disclosure Materials, (ii) an executed Note in the form included in the Disclosure Materials, (iii) an executed Warrant in the form included in the Disclosure Materials, and (iv) an executed Registration Rights Agreement in the form included in the Disclosure Materials.

      (3) The undersigned hereby agrees to be bound upon the (i) execution and delivery to the Placement Agent of the signature page to the undersigned's completed questionnaire submitted by the undersigned (the "Questionnaire") and this Subscription Agreement and (ii) acceptance on the Closing by the Company of the undersigned's subscription (the "Subscription").

      (4) The undersigned agrees that the Company and the Placement Agent, may, in their sole and absolute discretion, reduce the undersigned's subscription to any Notes that does not exceed the principal amount of Notes hereby subscribed for without any prior notice to, or further consent by, the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent, and each officer of the Placement Agent, with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place, and stead, (A) to amend this Subscription Agreement and the Questionnaire, including in each case the undersigned's signature page thereto, to effect any of the foregoing provisions of this Paragraph A(4), and (B) to execute and deliver on behalf of the undersigned, the Security Agreement and Registration Rights Agreement, substantially in the respective forms attached as Annexes to the Disclosure Materials.

B.    REGISTRATION RIGHTS; SECUTITY AGREEMENT

      At the Closing relating to this Subscription, the Company shall deliver to the undersigned an executed Registration Rights Agreement and Security Agreement substantially in the forms included in the Disclosure Materials.

C.    REPRESENTATIONS AND WARRANTIES.

      The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent, as follows:


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

      (1) The undersigned has read the Memorandum and fully understands the Memorandum and the terms of the Offering (as defined in the instructions attached hereto). With respect to individual or partnership tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or the Placement Agent. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting, and financial advisors the suitability of an investment in the Securities for the undersigned's particular tax and financial situation and has determined that the Securities being subscribed for by the undersigned are a suitable investment for the undersigned.

      (2) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested (including, without limitation, the Disclosure Materials) have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s).

      (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

      (4) The undersigned is not subscribing for Securities as a result of, or subsequent to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting.

      (5) The undersigned: (i) has a pre-existing business relationship with the Company, the Placement Agent, or one of its respective officers, directors, or controlling persons; AND (ii) by reason of the undersigned's business or financial experience or the business or financial experience of the undersigned's professional advisors who are unaffiliated with, and who are not compensated by, the Company, the Placement Agent, or any of its respective affiliates, directly or indirectly, can be reasonably assumed to have the capacity to protect the undersigned's interests in connection with the investment in the Securities.

      (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment.

      (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto.

      (8) The undersigned will not sell or otherwise transfer the Securities without registration under the Securities Act of 1933, as amended (the


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

"Securities Act"), or applicable state securities laws or an exemption therefrom. The Securities have not been registered under the Securities Act or under the securities laws of any states. The undersigned represents that the undersigned is purchasing the Securities for the undersigned's own account, for investment, and not with a view to resale or distribution, except in compliance with the Securities Act. The undersigned has not offered or sold any portion of the Securities being acquired nor does the undersigned have any present intention of selling, distributing, or otherwise disposing of any portion of the Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. Except as otherwise provided in the Disclosure Materials, the Company has no obligation to register the Securities.

      (9) The undersigned recognizes that investment in the Securities involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the matters set forth in the Disclosure Materials, and has taken full cognizance of, and understands all of, the risks related to the purchase of the Securities.

      (10) The undersigned acknowledges that the certificates representing the Securities shall be stamped or otherwise imprinted with a legend substantially in the following form and that the Company may issue stop transfer instructions to the transfer agent of such securities:

"THE SECURITIES REPRESENTED HEREBY [AND ISSUABLE UPON THE CONVERSION HEREOF] HAVE NOT BEEN REGISTERED UNDER UNITED STATES FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE DISPOSED OF OR ASSIGNED FOR VALUE, DIRECTLY OR INDIRECTLY, NOR MAY THE SECURITIES BE TRANSFERRED ON THE BOOKS OF THE CORPORATION, WITHOUT REGISTRATION OF SUCH SECURITIES UNDER ALL APPLICABLE UNITED STATES FEDERAL AND STATE SECURITIES LAWS OR COMPLIANCE WITH AN APPLICABLE EXEMPTION THEREFROM, SUCH COMPLIANCE, AT THE OPTION OF THE CORPORATION, TO BE EVIDENCED BY AN OPINION OF THE HOLDER'S COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE CORPORATION, THAT NO VIOLATION OF SUCH REGISTRATION PROVISIONS WOULD RESULT FROM ANY PROPOSED TRANSFER OR ASSIGNMENT."

      (11) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company and the Placement Agent.

      (12) If this Subscription Agreement is executed and delivered on behalf of a partnership, corporation, trust, or estate: (i) such partnership, corporation, trust, or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize the execution and delivery of, this Subscription Agreement and all other instruments executed and delivered by, or on behalf of, such partnership, corporation, trust, or estate in connection with the purchase of its Securities, (b) to delegate authority pursuant to a power of attorney, and (c) to purchase and hold such Securities;
(ii) the signature of the party signing on behalf of such partnership, corporation, trust, or estate is binding upon such partnership, corporation, trust, or estate; and (iii) such partnership, corporation, or trust has not been formed for the specific purpose of acquiring such Securities, unless each


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

beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act ("Regulation D") and has submitted information substantiating such individual qualification.

      (13) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

      (14) The undersigned is an accredited investor, as defined in Rule 501(a) of Regulation D and under state securities of "blue sky" laws, as indicated in the applicable Questionnaire attached hereto and hereby made a part hereof.

      (15) The undersigned shall indemnify and hold harmless the Company, the Placement Agent, and each respective officer, director, employee, agent, representative or control person thereof, who is or may be a party to, or is or may be threatened to be made a party to, any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of, or arising from, any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned, or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement, or omission contained in the Questionnaire or any other document submitted by the undersigned, against losses, liabilities, and expenses (including reasonable attorneys' fees, judgments, fines, and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Agent, and each respective officer, director, employee, agent, representative or control person thereof, in connection with such action, suit, or proceeding.

      The Company represents and warrants to, and agrees with the undersigned, as follows:

      (1) The Company represents and warrants that it is duly organized and validly exists as a corporation in good standing under the laws of the State of California.

      (2) The Company represents and warrants that all necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement, the Notes, the Warrants, the Security Agreement and the Registration Rights Agreement (together, the "Transaction Documents"). If accepted by and countersigned on behalf of the Company, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally, (ii) as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (iii) as enforceability of any indemnification provision may be limited under the federal and state securities laws.


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

      (3) The execution and delivery by the Company of the Transaction Documents, the performance of the obligations of the Company pursuant to each of the Transaction documents and the issuance of the Notes and Warrants will not, as of the date the Offering is consummated, (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject,
(ii) result in any violation of the provisions of the charter, by laws or formation documents of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of their properties or assets, (iii) result in the imposition or creation of (or the obligation to create or impose) any Lien under any agreement or instrument to which the Company is a party or by which any of the Company or its properties or assets is bound or (iv) result in the suspension, termination or revocation of any permit, license, consent, exemption, franchise, authorization or other approval (each, an "Authorization") the Company or any other impairment of the rights of the holder of any such Authorization.

      (4) In the event the Notes become due as a result of a Qualified Financing, each holder shall have the right, but not the obligation, to participate in such Qualified Financing on the same terms as the other investors, in an amount up to the aggregate principal amount of such holder's notes. This right will be deemed to be waived by the holder in the event he does not complete the all paperwork and execute all documentation required by the Company to be completed and executed within the timeframes established by the Company in its sole and absolute discretion.

D.    UNDERSTANDINGS.

      The undersigned understands, acknowledges, and agrees with the Company and the Placement Agent as follows:

      (1) This Subscription may be rejected, in whole or in part, by the Company and the Placement Agent, in its sole and absolute discretion, at any time before the relevant Closing, notwithstanding prior receipt by the undersigned of notice of acceptance of the undersigned's Subscription.

      (2) Except as set forth in paragraph D(1) above, the undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as may be provided under applicable laws, the undersigned is not entitled to cancel, terminate, or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by, and be binding upon, each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.


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

      (3) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Materials or as to the fairness of the terms of this Offering for investment nor any recommendation or endorsement of the Securities.

      (4) The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness, and accuracy of the statements made by the undersigned herein and in the Questionnaire.

      (5) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee will, at a minimum, be required to fulfill the investor suitability requirements thereunder.

      (6) The Placement Agent will receive compensation in connection with the Offering, but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including, without limitation, compliance by the Company with the agreements entered into in connection with the Offering, and will not supervise or participate in the operation or management of the Company.

      (7) The undersigned acknowledges that the information contained in the Disclosure Materials is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company and/or the Placement Agent).

      (8) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Securities.

      (9) Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers, or controlling persons of the Company, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable to such extent.

      (10) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING


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

AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE DISCLOSURE MATERIALS OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      (11) THE SECURITIES MAY NOT BE TRANSFERRED, RESOLD, OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

      (12) SECURITIES LEGENDS:

NASAA UNIFORM LEGEND:

      IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR RESIDENTS OF CALIFORNIA:

      THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA DOES NOT RECOMMEND OR ENDORSE THE PURCHASE OF THESE SECURITIES. IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THE SECURITIES OR ANY INTEREST THEREIN OR TO RECEIVE ANY CONSIDERATION THEREFOR WITHOUT THE PRIOR CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

      THE SALE OF THE SECURITIES OFFERED HEREBY HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.


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

FOR RESIDENTS OF CONNECTICUT:

      THE SECURITIES OFFERED HEREBY ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION AND HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT. THE SECURITIES OFFERED HEREBY CANNOT, THEREFORE, BE RESOLD OR TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THAT ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

FOR NEW JERSEY RESIDENTS:

      THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THIS OFFERING WITH THE BUREAU OF SECURITIES DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR THE SALE THEREOF BY THE BUREAU OF SECURITIES OR THE DEPARTMENT OF LAW AND PUBLIC SAFETY OF THE STATE OF NEW JERSEY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR NEW YORK RESIDENTS:

      NEITHER THIS AGREEMENT NOR THE DISCLOSURE MATERIALS HAS BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      NEITHER THIS AGREEMENT NOR THE DISCLOSURE MATERIALS CONTAINS AN UNTRUE STATEMENT OF A MATERIAL FACT OR OMITS TO STATE A MATERIAL FACT NECESSARY TO MAKE THE STATEMENTS MADE, IN LIGHT OF THE CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING. THIS AGREEMENT AND THE DISCLOSURE MATERIALS CONTAIN A FAIR SUMMARY OF THE MATERIAL TERMS AND DOCUMENTS PURPORTED TO BE SUMMARIZED HEREIN.

FOR RESIDENTS OF ALL STATES:

      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE

SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OF ADEQUACY OF THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FOREIGN INVESTORS:

      THE SECURITIES BEING OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES (AS DEFINED UNDER REGULATION S UNDER THE SECURITIES ACT) OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

      PROSPECTIVE INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE NOT U.S. PERSONS AND ARE NOT ACQUIRING THE SECURITIES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

E.    MISCELLANEOUS.

      (1) Capitalized terms used in this Subscription Agreement, if not otherwise defined herein, shall have the respective meanings attributed to such terms in the Disclosure Materials. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular, or plural, as the identity of the person or persons may require.

      (2) Except as set forth in Section A(4) herein, no provision of this Subscription Agreement shall be waived, modified, changed, discharged, terminated, revoked, or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge, or termination is sought.

      (3) Unless otherwise required herein, notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at 13520 Evening Creek Drive, San Diego, California 92128, Attention: CFO, with a copy to the Placement Agent, or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may have been specified by written notice given in accordance with this paragraph E(3).

      (4) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

      (5) This Subscription Agreement and the Disclosure Materials shall be governed by, and enforced and construed in all respects in accordance with, the laws of the state of California, as such laws are applied by California courts to agreements entered into, and to be performed in, California by and between residents of California, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors, and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to the minimum extent required to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      (6) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

E.    EXECUTION OF AGREEMENT BY POWER OF ATTORNEY.

      THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS SIGNED THIS SUBSCRIPTION AGREEMENT ON THE UNDERSIGNED'S OWN BEHALF, AND NOT BY POWER OF ATTORNEY, OR, IN THE EVENT THAT THIS AGREEMENT HAS BEEN SIGNED ON THE UNDERSIGNED'S BEHALF BY POWER OF ATTORNEY, THAT THE UNDERSIGNED REPRESENTS THAT ATTACHED HERETO IS A TRUE AND COMPLETE COPY OF SUCH POWER OF ATTORNEY.

F.    SIGNATURE

      The signature of this Subscription Agreement is contained as part of the applicable Subscription Package, entitled "Signature Page".

                        A. WORLD WASTE TECHNOLOGIES, INC.
                        INDIVIDUAL INVESTOR QUESTIONNAIRE

Investor Name: _________________________________

To:   World Waste Technologies, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned's subscription to purchase the Securities described in the Subscription Booklet may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

      IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE TO THIS QUESTIONNAIRE.

I.    PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES.

      |_|   Individual

      |_|   Joint Tenants (rights of survivorship)

      |_|   Tenants in Common (no rights of survivorship)

II.   PLEASE CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO YOU.

      |_|   1.    I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

      |_|   2.    I have had an individual income* in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

      |_|   3.    My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 for the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   4.    I am a resident of the Commonwealth of Massachusetts, and my investment in the Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      |_|   5.    I am a director or executive officer of World Waste
                  Technologies, Inc.

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, I certify the following (or, if I am purchasing Securities with my spouse as co-owner, each of us certifies the following):

      (a)   that I am at least 21 years of age;

      (b) that my purchase of Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

      (c) that the name, residence address, and social security or taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PURCHASER.

Name:


--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:


--------------------------------------------------------------------------------

Residence Address:


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Residence Telephone Number:


--------------------------------------------------------------------------------
      (Area Code)                   (Number)

Business Name and Address:


--------------------------------------------------------------------------------
                               (Name of Business)


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Business Telephone Number:


--------------------------------------------------------------------------------
      (Area Code)                   (Number)

I prefer to have correspondence sent to: |_| Residence  |_| Business

      (b) SPOUSE, IF CO-OWNER.

Name:


--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:


--------------------------------------------------------------------------------

Residence Address
(if different from Purchaser's):


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Residence Telephone Number
(if different from
Purchaser's):
             -------------------------------------------------------------------
                  (Area Code)                        (Number)

Business Name and Address
(if different from
Purchaser's):
             -------------------------------------------------------------------
                                      (Business Name)


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Business Telephone Number
(if different from
Purchaser's):
             -------------------------------------------------------------------
                  (Area Code)                        (Number)

I prefer to have correspondence sent to: |_| Residence  |_| Business

                         WORLD WASTE TECHNOLOGIES, INC.
                            INDIVIDUAL SIGNATURE PAGE

            Your signature on this Individual Signature Page evidences your agreement to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

            The undersigned represents that (a) he/she has read and understands this Subscription Agreement, (b) the information contained in this Questionnaire is complete and accurate and (c) he/she will telephone Laird Q. Cagan at 408-517-3303 immediately if any material change in any of this information occurs before the acceptance of his/her subscription and will promptly send the Company written confirmation of such change.

$
 --------------------------------------     ------------------------------------
Aggregate principal amount of Notes
applied for                                 Date


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Name (Please Type or Print)


                                            ------------------------------------
                                            Signature of Spouse if Co-Owner


                                            ------------------------------------
                                            Name of Spouse if Co-Owner
                                            (Please Type or Print)

--------------------------------------------------------------------------------
IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THIS SIGNATURE PAGE.
--------------------------------------------------------------------------------

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                        B. WORLD WASTE TECHNOLOGIES, INC.
                               TRUST QUESTIONNAIRE

Investor Name: _________________________________

To:   World Waste Technologies, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned TRUST's subscription to purchase the Securities described in the Subscription Booklet may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned TRUST understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned TRUST understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

NOTE: RETIREMENT PLANS SHOULD COMPLETE THE QUESTIONNAIRE IN SECTION E OF THIS
      SUBSCRIPTION PACKAGE.

I.    PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.

      |_|   1.    All of the trustees of the TRUST are residents of Alabama,
                  Arizona, California, Colorado, Connecticut, Delaware, the
                  District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Pennsylvania,
                  Ohio, Oklahoma, Oregon, Puerto Rico, Rhode Island, South
                  Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America; and

                  a.    the TRUST has total assets in excess of $5,000,000; AND

                  b. the TRUST was not formed for the specific purpose of acquiring the Securities; AND

                  c. the purchase by the TRUST is directed by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities.

      |_|   2.    The TRUST is a revocable grantor TRUST which the grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and

                  a. the grantor is a natural person whose individual net worth* or joint net worth with the grantor's spouse exceeds $1,000,000; or

                  b. the grantor is a natural person who had an individual income* in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                  c. the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and all of the trustees of the TRUST are residents of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America; or

                  d. the grantor is a director or executive officer of World Waste Technologies, Inc.

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.

II. FOR REVOCABLE GRANTOR TRUSTS ONLY: PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLY TO THE GRANTOR.

      |_|   1.    I have an individual net worth or joint net worth with my
                  spouse in excess of $1,000,000.

      |_|   2.    I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_|   3.    My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   4.    I am a resident of Massachusetts, and my investment in the
                  Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      |_|   5.    I am a director or executive officer of World Waste
                  Technologies, Inc.


------------------------------------------           ---------------------------
Print Name of Grantor(s)                             Signature of Grantor(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the TRUST's purchase of the Securities will be solely for the TRUST's own account and not for the account of any other person;

      (b) that the TRUST's purchase of the Securities is within the investment powers and authority of the TRUST (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals, and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire and the Subscription Agreement on behalf of the TRUST;

      (c)   that the TRUST has not been established in connection with either
            (i) an employee benefit plan (as defined in Section 3(3) of Employee Retirement Income Security Act of 1974, as amended ("ERISA")), whether or not subject to the provisions of Title I of ERISA, or
            (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

      (d) that the TRUST's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE TRUST).

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                  (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                     (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)


Telephone Number:
                 ---------------------------------------------------------------
                         (Area Code)                        (Number)


State in which Formed:
                      ----------------------------------------------------------


Date of Formation:
                  --------------------------------------------------------------


Taxpayer Identification Number:
                               -------------------------------------------------

      (b)   TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
            TRUST.

            Name(s) of
            Trustee(s):
                       ---------------------------------------------------------


            If Grantor Trust, Name(s) of Grantor(s):
                                                    ----------------------------

V.    ADDITIONAL INFORMATION.

A TRUST MAY BE REQUIRED TO ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST, OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.

                         WORLD WASTE TECHNOLOGIES, INC.
                              TRUST SIGNATURE PAGE

      Your signature on this TRUST Signature Page evidences the agreement by the Trustee(s), on behalf of the TRUST, to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned trustees represent that (a) the information contained in this Questionnaire is complete and accurate and (b) the TRUST will telephone Laird Q. Cagan at 408-517-3303 immediately if any material change in any of this information occurs before the acceptance of the TRUST's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned trustees hereby certify that they have read and understand this Subscription Agreement.

      3. The undersigned trustees hereby represent and warrant that the persons signing this Subscription Agreement on behalf of the TRUST are duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the TRUST and, further, that the undersigned TRUST has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

$
 --------------------------------------     ------------------------------------
Aggregate principal amount of Notes         Date
applied for

Please Type or Print the Exact Legal
Title of Trust as follows; Trustee's        ------------------------------------
name, as trustee for [Name of Grantor]      Title of Trust
under Agreement [or Declaration] of
Trust dated [Date of Trust Formation]


Name of                                     Name of
Trustee:                                    Trustee:
        ----------------------------                ----------------------------
        (Please Type or Print)                      (Please Type or Print)


By:                                         By:
   ---------------------------------           ---------------------------------
   (Signature of Trustee)                      (Signature of Trustee)

      THE SECURITES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                        C. WORLD WASTE TECHNOLOGIES, INC.
                            PARTNERSHIP QUESTIONNAIRE

Investor Name: _________________________________

To:   World Waste Technologies, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned PARTNERSHIP's subscription to purchase the Securities described in the Subscription Booklet may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned PARTNERSHIP understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned PARTNERSHIP understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I.    PLEASE CHECK ANY OF STATEMENTS 1-3 BELOW THAT APPLIES TO THE PARTNERSHIP.

      |_|   1.    The undersigned PARTNERSHIP: (a) has total assets in excess of
                  $5,000,000; (b) was not formed for the specific purpose of acquiring the Securities; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   2.    Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner meets at least one of the following three conditions:

                  a. the partner is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  b. the partner is a natural person whose individual income* was in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                  c. the partner is a director or executive officer of World Waste Technologies, Inc.

      |_|   3.    Each of the partners of the undersigned PARTNERSHIP is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and the undersigned PARTNERSHIP has its principal place of business in Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of Columbia,
                  Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                  Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts,
                  Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska,
                  Nevada, New Hampshire, New Jersey, New Mexico, New York, North
                  Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania,
                  Puerto Rico, Rhode Island, South Carolina, South Dakota,
                  Tennessee, Texas, Utah, Vermont, Virginia, Washington, West
                  Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH PARTNER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTNER AND SIGN WHERE INDICATED.

      |_|   1.    I have an individual net worth or joint net worth with my
                  spouse in excess of $1,000,000.

      |_|   2.    I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_|   3.    My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   4.    I am a Massachusetts resident, and my investment in the
                  Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      |_|   5.    I am a director or executive officer of World Waste
                  Technologies, Inc.


---------------------------------                    ---------------------------
Print Name of Partner(s)                             Signature of Partner(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the PARTNERSHIP's purchase of the Securities will be solely for the PARTNERSHIP's own account and not for the account of any other person; and

      (b) that the PARTNERSHIP's name, address of principal place of business, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE PARTNERSHIP)

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------
                                  (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Address for Correspondence (if different):
                                          --------------------------------------
                                                   (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Telephone Number:
                 ---------------------------------------------------------------
                         (Area Code)                        (Number)

State in which Formed:
                      ----------------------------------------------------------


Date of Formation:
                  --------------------------------------------------------------


Taxpayer Identification Number:
                               -------------------------------------------------

      (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  --------------------------------------------------------------

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS WHOSE SIGNATURES MUST APPEAR ON THE SIGNATURE PAGE TO THIS QUESTIONNAIRE

Name(s) of Individual Partners:
                               -------------------------------------------------

                         WORLD WASTE TECHNOLOGIES, INC.
                           PARTNERSHIP SIGNATURE PAGE

      Your signature on this Partnership Signature Page evidences the agreement by the PARTNERSHIP to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned PARTNERSHIP hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the PARTNERSHIP will notify Laird Q. Cagan at 408-517-3303 immediately if any material change in any of this information occurs before the acceptance of the undersigned PARTNERSHIP's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned PARTNERSHIP hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned PARTNERSHIP hereby represents and warrants that the person signing this Subscription Agreement on behalf of the PARTNERSHIP is a general partner of the PARTNERSHIP, has been duly authorized by the PARTNERSHIP to acquire the Securities and sign this Subscription Agreement on behalf of the PARTNERSHIP, and, further, that the undersigned PARTNERSHIP has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

$
 --------------------------------------     ------------------------------------
Aggregate principal amount of Notes         Date
applied for


                                            ------------------------------------
                                            Name of Partnership
                                            (Please Type or Print)


                                      By:
                                         ---------------------------------------
                                         (Signature)


                                            Name:
                                                 -------------------------------
                                                 (Please Type or Print)


                                            Title:
                                                  ------------------------------

      THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                        D. WORLD WASTE TECHNOLOGIES, INC.
                            CORPORATION QUESTIONNAIRE

Investor Name: _________________________________

To:   World Waste Technologies, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S subscription to purchase the Securities described in the Subscription Booklet may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

I.    PLEASE CHECK ANY OF STATEMENTS 1-5 BELOW THAT APPLIES TO THE CORPORATION.

      |_|   1.    The undersigned CORPORATION: (a) has total assets in excess of
                  $5,000,000; (b) was not formed for the specific purpose of acquiring any Securities; and (c) has its principal place of business in Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho,
                  Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Vermont, Virginia,
                  Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   2.    The undersigned CORPORATION: (a) has total assets in excess of
                  $14,000,000; (b) was not formed for the specific purpose of acquiring any Securities; and (c) has its principal place of business in California.

      |_|   3.    Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder meets at least one of the following two conditions:

                  a. the stockholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                  b. the stockholder is a natural person who had an individual income* in excess of $200,000 in each of the last two calendar years and who reasonably expects an individual income in excess of $200,000 in the current calendar year.

      |_|   4.    Each of the stockholders of the undersigned CORPORATION is able to certify that such stockholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the last two calendar years and who reasonably expects a joint income in excess of $300,000 in the current calendar year, and the undersigned CORPORATION has its principal place of business in Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   5.    The undersigned CORPORATION is:

                  a. a bank as defined in Section 3(a)(2) of the Securities Act; or

                  b. a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                  c. a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or

                  d. an insurance company as defined in Section 2(13) of the Securities Act; or

                  e. an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940, as amended; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  f. a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or
                        (d) of the Small Business Investment Act of 1958, as amended; or

                  g.    a private business development company as defined in
                        Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH STOCKHOLDER AND THE REASON (UNDER STATEMENT 3 OR STATEMENT 4) WHY SUCH STOCKHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME, OR JOINT INCOME) OR EACH STOCKHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 3 OR STATEMENT 4 IN I ABOVE, EACH STOCKHOLDER MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH STOCKHOLDER AND SIGN BELOW WHERE INDICATED.

      |_|   1.    I have an individual net worth or joint net worth with my
                  spouse in excess of $1,000,000.

      |_|   2.    I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_|   3.    My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income in excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, California, Colorado, Connecticut, Delaware, the District of
                  Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana,
                  Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
                  Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
                  Montana, Nebraska, Nevada, New Hampshire, New Jersey, New
                  Mexico, New York, North Carolina, North Dakota, Ohio,
                  Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island,
                  South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
                  Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

      |_|   4.    I am a Massachusetts resident, and my investment in the
                  Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      |_|   5.    I am a director or executive officer of World Waste
                  Technologies, Inc.


------------------------------------------        ------------------------------
Print Name of Securityholder(s)                   Signature of Securityholder(s)

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the CORPORATION's purchase of Securities will be solely for the CORPORATION's own account and not for the account of any other person or entity; and

      (b) that the CORPORATION's name, address of principal place of business, place of incorporation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE CORPORATION)

Name:
     ---------------------------------------------------------------------------


Principal Place of Business:
                            ----------------------------------------------------
                                            (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)


Address for Correspondence (if different):
                                          --------------------------------------
                                                   (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)


Telephone Number:
                 ---------------------------------------------------------------
                         (Area Code)                        (Number)


State of Incorporation:
                       ---------------------------------------------------------


Date of Formation:
                  --------------------------------------------------------------


Taxpayer Identification Number:
                               -------------------------------------------------


Number of Stockholders:
                       ---------------------------------------------------------

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION


Name:
     ---------------------------------------------------------------------------
Position or Title:
                  --------------------------------------------------------------

      (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL STOCKHOLDERS WHOSE SIGNATURES MUST APPEAR ON THE SIGNATURE PAGE TO THIS QUESTIONNAIRE

Name(s) of Securityholders:
                           -----------------------------------------------------

                         WORLD WASTE TECHNOLOGIES, INC.
                           CORPORATION SIGNATURE PAGE

      Your signature on this Corporation Signature Page evidences the agreement by the CORPORATION to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned CORPORATION hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the CORPORATION will notify Laird Q. Cagan at 408-517-3303 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned CORPORATION's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned CORPORATION hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned CORPORATION hereby represents and warrants that the person signing this Subscription Agreement on behalf of the CORPORATION has been duly authorized by all requisite action on the part of the CORPORATION to acquire the Securities and sign this Subscription Agreement on behalf of the CORPORATION and, further, that the undersigned CORPORATION has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

$
 --------------------------------------     ------------------------------------
Aggregate principal amount of Notes         Date
applied for


                                            ------------------------------------
                                            Name of Corporation
                                            (Please Type or Print)


                                            By:
                                               ---------------------------------
                                               (Signature)


                                            Name:
                                                 -------------------------------
                                                 (Please Type or Print)


                                            Title:
                                                  ------------------------------
                                                  (Please Type or Print)

      THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.

                        E. WORLD WASTE TECHNOLOGIES, INC.
                          RETIREMENT PLAN QUESTIONNAIRE

Investor Name: _________________________________

To:   World Waste Technologies, Inc.

      The information contained in this Questionnaire is being furnished in order to determine whether the undersigned RETIREMENT PLAN's subscription to purchase the Securities described in the Subscription Booklet may be accepted.

      ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned RETIREMENT PLAN understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned RETIREMENT PLAN understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

I.    PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE.

      |_|   1.    The undersigned RETIREMENT PLAN certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

                  a. such person's individual net worth* or joint net worth with his or her spouse exceeds $1,000,000; or

                  b. such person had an individual income* in excess of $200,000 in each of the last two calendar years and reasonably expects an individual income in excess of $200,000 in the current calendar year; or

----------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an Investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

                  c. such person, together with his or her spouse, had a joint income in excess of $300,000 in each of the last two calendar years and reasonably expects a joint income in excess of $300,000 in the current calendar year and is a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto, Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

            2. The undersigned RETIREMENT PLAN certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

            |_|   a.    The undersigned RETIREMENT PLAN is self-directed, with
                        investment decisions made solely by persons that are NOT residents of Alaska, Arkansas, California, Maryland, New
                        Jersey, Texas, or Utah, AND each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

                        (1) such person's individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

                        (2) such person had an individual income in excess of $200,000 in each of the last two calendar years and reasonably expects an individual income in excess of $200,000 in the current calendar year; or

                        (3) such person together with his or her spouse, had a joint income in excess of $300,000 in each of the last two calendar years and reasonably expects a joint income in excess of $300,000 in the current calendar year and is a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia, Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada, New Hampshire, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico, Rhode Island, South Carolina, South Dakota, Tennessee, Vermont, Virginia, Washington, West Virginia, Wisconsin, or Wyoming, or a country other than the United States of America.

                        (4) such person is a director or executive officer of World Waste Technologies, Inc.

            |_|   b.    The undersigned RETIREMENT PLAN has total assets in
                        excess of $5,000,000 and such Plan is not maintained in Alaska, California, or New Jersey; or

            |_|   c.    The investment decisions are made by a plan fiduciary as
                        defined in Section 3(21) of ERISA that (1) is either a bank, insurance company, or registered investment adviser or (2) is located in jurisdictions OTHER THAN
                        Alaska, Arkansas, California, New Jersey, or Texas AND is a savings and loan association.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(A) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-5 BELOW THAT APPLIES TO SUCH PARTICIPANT.

      |_|   1.    I have an individual net worth or joint net worth with my
                  spouse in excess of $1,000,000.

      |_|   2.    I have had an individual income in excess of $200,000 in each of the last two calendar years, and I reasonably expect an individual income in excess of $200,000 in the current calendar year. NOTE: IF YOU ARE BUYING JOINTLY WITH YOUR
                  SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
                  $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

      |_|   3.    My spouse and I have had a joint income in excess of $300,000 in each of the last two calendar years, and I reasonably expect a joint income excess of $300,000 in the current calendar year, and I am a resident of Alabama, Arizona, Colorado, Connecticut, Delaware, the District of Columbia,
                  Florida, Georgia, Hawaii, Idaho, Illinois, Indiana, Iowa,
                  Kansas, Kentucky, Louisiana, Maine, Massachusetts, Michigan,
                  Minnesota, Mississippi, Missouri, Montana, Nebraska, Nevada,
                  New Hampshire, New Mexico, New York, North Carolina, North
                  Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Puerto Rico,
                  Rhode Island, South Carolina, South Dakota, Tennessee,
                  Vermont, Virginia, Washington, West Virginia, Wisconsin, or
                  Wyoming, or a country other than the United States of America.

      |_|   4.    I am a Massachusetts resident, and my investment in the
                  Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

      |_|   5.    I am a director or executive officer of World Waste
                  Technologies, Inc.


------------------------------------------           ---------------------------
Print Name of Participant                            Signature of Participant

III.  OTHER CERTIFICATIONS.

      By signing the Signature Page, the undersigned certifies the following:

      (a) that the RETIREMENT PLAN's purchase of Securities will be solely for the RETIREMENT PLAN's own account and not for the account of any other person or entity;

      (b) that the RETIREMENT PLAN's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the RETIREMENT PLAN; and

      (c) that the RETIREMENT PLAN's name, address, place of formation, and taxpayer identification number as set forth in this Questionnaire are true, correct, and complete.

IV.   GENERAL INFORMATION.

      (a)   PROSPECTIVE PURCHASER (THE RETIREMENT PLAN).

Name:
     ---------------------------------------------------------------------------


Address:
        ------------------------------------------------------------------------
                                            (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Address for Correspondence (if different):


--------------------------------------------------------------------------------
                               (Number and Street)


--------------------------------------------------------------------------------
      (City)                        (State)                         (Zip Code)

Telephone Number:


--------------------------------------------------------------------------------
                         (Area Code)                        (Number)


State in which Formed:
                      ----------------------------------------------------------


Date of Formation:
                  --------------------------------------------------------------


Taxpayer Identification Number:
                               -------------------------------------------------

      (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH).

Name:
     ---------------------------------------------------------------------------
Position or Title:
                  --------------------------------------------------------------

V.    ADDITIONAL INFORMATION.

--------------------------------------------------------------------------------
THE RETIREMENT PLAN MAY BE REQUIRED TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE SECURITIES. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------

                         WORLD WASTE TECHNOLOGIES, INC.
                         RETIREMENT PLAN SIGNATURE PAGE

      Your signature on this RETIREMENT PLAN Signature Page evidences the agreement by the RETIREMENT PLAN to be bound by the Questionnaire and the Subscription Agreement.

      1. The undersigned RETIREMENT PLAN hereby represents that (a) the information contained in this Questionnaire is complete and accurate and (b) the RETIREMENT PLAN will notify Laird Q. Cagan at 408-517-3303 immediately if any material change in any of the information occurs prior to the acceptance of the undersigned RETIREMENT PLAN's subscription and will promptly send the Company written confirmation of such change.

      2. The undersigned RETIREMENT PLAN hereby certifies that it has read and understands this Subscription Agreement.

      3. The undersigned RETIREMENT PLAN hereby represents and warrants that the person signing this Subscription Agreement on behalf of the RETIREMENT PLAN has been duly authorized to acquire the Securities and sign this Subscription Agreement on behalf of the RETIREMENT PLAN and, further, that the undersigned RETIREMENT PLAN has all requisite authority to purchase the Securities and enter into this Subscription Agreement.

$
 --------------------------------------     ------------------------------------
Aggregate principal amount of Notes         Date
applied for


                                            ------------------------------------
                                            Name of Retirement Plan
                                            (Please Type or Print)


                                            By:
                                               ---------------------------------
                                               (Signature)


                                            Name:
                                                 -------------------------------
                                                 (Please Type or Print)


                                            Title:
                                                  ------------------------------
                                                  (Please Type or Print)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.